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Exhibit 10.12

AMENDMENT TO LICENSE AGREEMENT
HAVING AN EFFECTIVE DATE OF MARCH 7, 2007
BETWEEN
CALIFORNIA INSTITUTE OF TECHNOLOGY
and
HELICOS BIOSCIENCES CORPORATION

        This Amendment to the License Agreement dated November 30, 2003 ("Agreement"), is effective as of the 7th day of March, 2007, by and between the California Institute of Technology, 1200 East California Boulevard, Pasadena, California 91125 ("Caltech") and Helicos Biosciences Corporation, a corporation having a principal place of business at 150 Cambridge Park Drive, Cambridge, MA 02140 ("Licensee").

        WHEREAS, [***] and

        WHEREAS, [***]

        WHEREAS, [***] is co-owned by Caltech, Stanford University, and the University of Chicago; and

        WHEREAS, Caltech, Stanford University, and the University of Chicago have agreed that Caltech shall represent their respective interests in licensing [***] in the Inter-Institutional Agreements attached as Exhibits B and C, and for said patent, Caltech's rights are understood to include those of Stanford University and the University of Chicago; and

        WHEREAS, [***] is not included in the Improvement Patent Rights because of its invention outside the laboratories of Profs. Stephen Quake and Brian Stoltz at Caltech.

        WHEREAS, both Licensee and Caltech now desire to amend the Agreement to include [***], in addition to other patent applications owned solely by Caltech.

        NOW, THEREFORE, the parties hereby agree, as follows:

1.
All capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Agreement.

2.
Exhibit A of the Agreement is replaced by the Exhibit A attached herein.

3.
In exchange for the addition of [***] to the Exclusively Licensed Patent Rights, Licensee shall pay Caltech a one-time license fee of [***], due and payable on [***].

4.
Section 1.6 of the Agreement is replaced by the following Section 1.6:

  1.6    "Exclusively Licensed Patent Rights" means Caltech's rights under: (a) all patents and patent applications listed in Exhibit A attached hereto and Improvement Patent Rights thereof; (b) any patents issuing therefrom; and (c) any patents or patent applications claiming a right of priority thereto (including reissues, reexaminations, renewals, extensions, divisionals, continuations, continuations-in-part [***], and foreign counterparts of any of the foregoing).

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

5.
Section 1.9 of the Agreement is replaced by the following Section 1.9:

  1.9    "Improvements" means any future invention conceived and reduced to practice or otherwise developed in the laboratory of [***], either solely or jointly with Licensee in the Field, for a period of (3) years from the Effective Date (the "Improvements Period") and which are dominated by a Valid Claim or which embody the Caltech Technology. The parties agree to negotiate in good faith, at the request of the Licensee, prior to the expiration of the Improvements Period to extend the Improvements Period to no less than five (5) years from the Effective Date. Improvements shall expressly exclude any invention which (a) is dominated by a Valid Claim of a patent or patent application claiming priority to [***]; (b) was conceived after September 15, 2005.

6.
Section 2.2 of the Agreement is replaced by the following Section 2.2:

  2.2    Reservation of Rights; Government Rights. These licenses are subject to any existing right of the US Government under Title 35, United States Code, Section 200 et seq. and under 37 Code of Federal Regulations, Section 401 et seq., including but not limited to the grant to the U.S. Government of a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced any invention conceived or first actually reduced to practice in the performance of work for on behalf of the U.S. Government throughout the world.

  Licensee agrees that all Licensed Products covered by an Exclusively Licensed Patent Right, and to be sold, licensed, distributed, or used by on or behalf of Licensee and Affiliates in the United States, shall be manufactured substantially in the United States to the extent (if at all) required by 35 U.S.C. Section 204.

  Caltech retains the right, on behalf of themselves and all other non-profit academic research institutions, to practice the Exclusively Licensed Patent Rights under patents claiming priority to [***] for any non-profit purpose, including sponsored research and collaborations. Licensee has no right to enforce the Exclusively Licensed Patent Rights under patents claiming priority to [***] against any such institution. Caltech and any such other institution have the right to publish any information included in the Exclusively Licensed Patent Rights under patents claiming priority to [***], or any Technology associated with [***].

  Rights not explicitly granted are reserved by Caltech.

7.
Section 11.2 of the Agreement is replaced by the following Section 11.2:

  11.2    Permitted Disclosures. Notwithstanding the foregoing, each party may disclose: (a) confidential information as required by securities or other applicable laws or pursuant to governmental proceedings, provided that the disclosing party gives advance written notice to the other party and reasonably cooperates therewith in limiting the disclosure to only those third parties having a need to know; and (b) confidential information to that party's actual or prospective investors or corporate partners, or to that party's accountants, attorneys, and other professional advisors; and (c) the fact that Licensee has been granted a license under the Exclusively Licensed Patent Rights; and (d) this Agreement and such other documents or records relating to this Agreement as [***] may reasonably request, including without limitation any royalties in the form of equity allocable to [***] or other [***] employees, subject in each case to [***] obligations to maintain them in confidence. Except with respect to the above third parties, Licensee aggress not to disclose information described in paragraph 11.1 to any third party unless under an appropriate nondisclosure agreement.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

2

8.
Section 11.3 is added to the Agreement:

  11.3    Licensor and [***] Identification. Licensee is not permitted to identify Stanford, Caltech, or the University of Chicago in any promotional statement, or otherwise use the name of any Stanford, Caltech, or University of Chicago faculty member, employee, or student, or any trademark, service mark, trade name, or symbol of Caltech, Stanford or Stanford Hospitals and Clinics, including the Stanford and Caltech name, unless Licensee has received Stanford's or Caltech's or the University of Chicago's prior written consent, as the case may be. Permission to Licensee may be withheld at Stanford's or Caltech's or University of Chicago's sole discretion. [***]

9.
Section 13.1 of the Agreement is replaced by the following Section 13.1:

  13.1    Indemnification. Licensee agrees that Caltech, Stanford, and the University of Chicage (including their trustees, officers, faculty and employees) shall have no liability to Licensee, its Affiliates, their customers or any third party, for any claims, demands, losses, costs, or other damages which may result from personal injury, death, or property damage related to the Licensed Products ("Product Liability Claims"). Licensee agrees to defend, indemnify, and hold harmless Caltech, Stanford, and the University of Chicage; and their trustees, officers, faculty and employees from any such Product Liability Claims, provided that: (a) Licensee is notified promptly of any Product Liability Claims; (b) Licensee has the sole right to control and defend or settle any litigation within the scope of this indemnity; and (c) all indemnified parties cooperate to the extent necessary in the defense of any Claims.

10.
[***]

        In Witness Whereof, the parties have caused this 3rd Amendment to be executed:

California Institute of Technology		Helicos Biosciences Corporation (Licensee)
By:	/s/ FRED FARINA	By:	/s/ THOMAS MEYERS
	Fred Farina Asst. VP, Office of Technology Transfer		Thomas Meyers General Counsel
	California Institute of Technology		Helicos Biosciences Corporation

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

3

Exhibit A
Exclusively Licensed Patent Rights

[***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

4

INTER-INSTITUTIONAL AGREEMENT

        This Inter-Institutional Agreement ("Agreement") is made and entered into this 20th day of July, 2006 ("Effective Date") by and between CALIFORNIA INSTITUTE OF TECHNOLOGY ("Caltech"), a corporation duly organized and existing under the laws of California and having its principal office at 1200 East California Boulevard, Pasadena, California 91125, and THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY ("Stanford"), an institution of higher education having powers under the laws of the State of California and having its principal office at 1705 El Camino Real, Palo Alto, CA 94306-1106.

RECITALS

        WHEREAS, [***]; and

        WHEREAS, Stanford wishes Caltech to represent Stanford's interests in the filing, prosecution and maintenance of all patents covering inventions described in Patent Rights; and

        WHEREAS, Stanford wishes Caltech to represent Stanford's interests in licensing of the Patent Rights; and

        WHEREAS, [***]; and

        WHEREAS, Stanford and Caltech want the inventions described in Patent Rights to be patented and licensed to the fullest extent so the commercial products and other benefits from licensing it can be enjoyed by the general public;

        The parties agree as follows:

I.     DEFINITIONS

  1.1
  "Patent(s)" means rights under all domestic and foreign patents and patent applications listed in Exhibit A attached hereto and all patents and patent applications that describe and claim inventions set forth in the invention disclosures listed on Exhibit A; and patents which issue on the applications listed in Exhibit A or any applications that claim inventions set forth in the invention disclosures set for on Exhibit A; all reissues, reexaminations, renewals, extensions, divisionals, and continuations of the foregoing patents and patent applications; and any foreign counterparts and any other forms of protection directed to the inventions described and claimed in the patents or patents or patent applications and inventions disclosures listed in Exhibit A.

  1.2
  "Patent Rights" means worldwide rights to the inventions described and claimed in the patent applications listed in Exhibit A; reissues, reexaminations, renewals, extensions, divisionals, and continuations of the foregoing; and any foreign counterparts and any other forms of protection directed to the inventions described and claimed in the patent applications listed in Exhibit A.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

1

  1.3
  "Technology" means all proprietary information, know-how, procedures, methods, prototypes, designs, technical data and reports listed in Exhibit A that were in existence on or prior to March 1, 2006 and are necessary or useful in the development of Licensed Products and which relate to the Licensed Products, but which are not the subject of the Patent Rights. Subject to the foregoing, inventions which (i) are described and claimed in the applications for patents listed in Exhibit A and (ii) are not claimed in an issued patent included in the Licensed Patent Rights shall be considered to be Technology.

  1.4
  "Net Income" means royalties and fees and any other consideration, including but not limited to equity, received from licensing of Patent Rights less, where applicable, any out-of-pocket expenses of the parties associated with Patent Rights or the License Agreement.

  1.5
  "Licensee" means any party to a License Agreement with Caltech.

  1.6
  "License Agreement" means any agreement entered into by Caltech on behalf of both Stanford and Caltech that grants Licensee the right to make, use, offer to sell and/or sell products or services covered by Patent Rights, or any agreement granting an option for such a license.

  1.7
  "Inventors" means [***]

  1.8
  "Patent Prosecution" means the preparation, filing, prosecution, maintenance and/or defense of Patent(s).

  1.9
  "License Expenses" means all reasonable, out-of-pocket expenses incurred by Caltech related to Patent Prosecution.

2.     PATENT PROSECUTION AND PROTECTION

  2.1
  Caltech may file patent applications covering the Patent Rights and will provide to Stanford all serial numbers and filing dates, together with copies of all the applications, including copies of all office actions, responses and all other communications from the U.S. Patent and Trademark Office.

  2.2
  Caltech will, after consulting with Stanford, and if necessary after consulting with Licensee, make an election whether, when, and in which countries, it wishes to file foreign patent applications. Caltech will notify Stanford in writing, of its election regarding foreign filing. If foreign patent applications are filed, Caltech will provide to Stanford copies of foreign patent applications and patent office actions as Stanford may request in the course of prosecution.

  2.3
  Caltech will record assignments of domestic Patent Rights in the United States Patent and Trademark Office and will provide Stanford with a photocopy of each recorded assignment. Stanford inventors will assign to Stanford and Caltech inventors will assign to Caltech.

  2.4
  Notwithstanding any other provision of this Agreement, Caltech will not abandon the prosecution of any patent application (except for purposes of filing continuation applications) or the maintenance of any Patent Rights without prior written notice to Stanford in which case Stanford may assume responsibility of the same.

  2.5
  Caltech will promptly provide Stanford with copies of all patents issued under Patent Rights.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

2

  2.6
  Caltech will invoice Stanford for reimbursement of one-third of the unreimbursed costs of filing and prosecuting Patent Rights during the term of this Agreement, or, in the event a Licensee is to pay for Patent Prosecution, Caltech will invoice the Licensee for all the costs of filing and prosecution Patent Rights. Invoices of costs will be due 60 days from receipt

3.     LICENSING

  3.1
  Stanford grants to Caltech the exclusive right to negotiate, execute, and administer any License Agreement covering Patent Rights, subject to the terms of this Agreement. Stanford will not license Patent Rights unless this Agreement is terminated and there is no License Agreement in effect or in negotiation, in accordance with Article 9 (Termination).

  3.2
  Caltech will diligently seek Licensee(s) for the commercial development of Patent Rights and will administer the License Agreement for the mutual benefit of the parties to this Agreement and in the public interest.

  3.3
  Caltech will have the final authority to enter into negotiations and execute License Agreement(s), subject to the terms of this Agreement. Caltech will provide Stanford with copies of any License Agreement issued. Stanford will keep these documents and related documentation confidential in accordance with Article 8 (Confidentiality), except that Stanford may disclose the existence of any License Agreement and may report royalties in aggregate.

  3.4
  Stanford and Caltech retain the right, on behalf of themselves and all other non-profit academic research institutions, to practice the Patent Rights and use Technology for any non-profit purpose, including sponsored research and collaborations. Caltech will ensure that Licensee agrees that Licensee has no right to enforce the Patent Rights against any such institution. Stanford, Caltech, and any such other institution have the right to publish any information included in the Technology or Patent Rights. Any exclusive or field exclusive license agreement entered into for said Patent Rights will include this provision of Paragraph 3.4.

  3.5
  Licenses will disclaim all warranties as to the efficacy or noninfringement of the Patent Rights or Technology, and licenses will require Licensee to defend and indemnify Stanford and Caltech from all liabilities and will require Licensee to include Stanford and Caltech under its insurance. In addition, each License Agreement (or option to negotiate a License Agreement) shall not commit any rights in intellectual property developed by [***] or his laboratory after March 1, 2006.

  3.6
  Licenses will include restrictions on the use of Stanford's and Caltech's name by the Licensee. Specifically, Licensee will not be permitted to identify Stanford or Caltech in any promotional statement, or otherwise use the name of any Stanford or Caltech faculty member, employee, or student, or any trademark, service mark, trade name, or symbol of Caltech, Stanford or Stanford Hospitals and Clinics, including the Stanford and Caltech name, unless Licensee has received Stanford's or Caltech's prior written consent, as the case may be. Permission to Licensee may be withheld at Stanford's or Caltech's sole discretion. Each License Agreement shall also state that if Licensee wishes to identify [***] or any [***] employee (including [***]) in any promotional statement, or otherwise use [***] name or that of any [***] employee such as [***], Licensee shall first obtain [***] (and [***], if applicable) prior written consent.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

3

  3.7
  This Agreement does not create an agency relationship between the parties.

4.     FINANCIAL TERMS

  4.1
  For as long as this Agreement is in effect, Caltech will pay Stanford [***] under this Agreement to be paid [***].

  4.2
  During the life of this Agreement, Caltech and Stanford will be solely responsible for calculating and distributing to its respective inventors named on any patent applications or patents contained in Patent Rights their share of Net Income in accordance with its own policy.

5.     PATENT INFRINGEMENT

  5.1
  If Caltech or Stanford or an exclusive Licensee learns of the substantial infringement of any Patent Rights under this Agreement, then the party who learns of the infringement will promptly call attention to the infringement in writing to the other parties and provide the other parties with reasonable evidence of the infringement.

  5.2
  Each party will cooperate with the other in litigation proceedings instituted under this Agreement but at the expense of the party or parties bringing the suit. This litigation (including settlement) will be controlled by the party initiating litigation. Monetary awards resulting from the litigation or any settlement thereof will be first used to reimburse the participating parties for the cost of such action. Then to reimburse Caltech and Stanford for any Net Income owed in the form of royalties, and any remainder to the party initiating the action, or in the event of multiple parties joining the action, in proportion to the expense borne by each party joining the action.

6.     COMPLIANCE

  6.1
  Caltech and Licensee(s) shall comply with the rights of the U.S. Government under Title 35, United States Code, Section 200 et seq.

7      NOTICE

  7.1
  Any notice or payment required to be given to either party shall be addressed as follows:

  CALTECH:
  Office of Technology Transfer
  California Institute of Technology
  1200 East California Boulevard (M/C 210-85)
  Pasadena, California 91125
  FAX No. (626) 365-2486

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

4

STANFORD:
Office of Technology Licensing
Stanford University
1705 El Camino Real
Palo Alto, CA 94306-1106
Fax No. (650) 725-7295
Email: info@otlmail.stanford.edu
Either party may notify the other in writing of a change of address or FAX number, in which event any subsequent communication relative to this Agreement shall be sent to the last said notified address or number. All notices and communications relating to this Agreement will be deemed to have been given when received.

8.     CONFIDENTIALITY

  8.1
  If either party discloses confidential information to the other party, the disclosing party will designate this information as confidential by appropriate written legend or instruction, and the receiving party will:

  8.1(a)
  Use the same degree of care to maintain the secrecy of the confidential information as it uses to maintain the secrecy of its own information of like kind; and

  8.1(b)
  Use the confidential information only to accomplish the purposes of this Agreement.

  8.2
  Neither party will disclose confidential information received from the other party except to its employees, inventors, customers, distributors and other agents who are bound to its by similar obligations of confidence and only as required to accomplish the purposes of this Agreement.

  8.3
  Notwithstanding anything in this Agreement to the contrary, Stanford will disclose to [***] each License Agreement and option to license and such other documents or records relating to this Agreement as [***] may reasonably request, including without limitation any royalties in the form of equity allocable to [***], subject in each case to [***] obligations in place with Stanford to maintain them in confidence.

9.     TERMINATION

  9.1
  If two years have passed from the effective date of this Agreement and no License Agreement is in effect or has been agreed upon in writing, including all material financial terms, either party may terminate this Agreement for any reason upon at least 60 days' written notice to the other party, but in any event, not less than 60 days prior to the date on which responses to any pending office actions need to be taken to preserve Patent Rights.

  9.2
  Termination of this Agreement will not relieve either party of any obligation or liability accrued under this Agreement before termination or rescind any payments made or due before termination.

  9.3
  Termination of the Agreement will not affect any License Agreement granted under this Agreement; any License Agreement granted prior to termination will continue in full force and effect.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

5

10.   LIFE OF THE AGREEMENT

  10.1
  This Agreement is effective from the Effective Date and will remain in effect for the life of the last-to-expire patent under Patent Rights, or in the event no patent contained in Patent Rights issues or such patents or patent applications are abandoned, for a period of 17 years from the effective date of this Agreement, unless otherwise terminated by operation of law or by acts of the parties in accordance with the terms of this Agreement.

  10.2
  Any termination of this Agreement will not affect the rights and obligations set forth in the following Articles:

  8.
  Confidentiality

  9.
  Termination

  10.
  Life of the Agreement

  11.
  Use of Names

  13.
  Records and Reports

11.   USE OF NAMES

  11.1
  Stanford agrees that it shall not use the name of Caltech, or California Institute of Technology, in any advertising or publicity material, or make any form of representation or statement which would constitute an express or implied endorsement by Caltech of any Licensed Product, and that it shall not authorize others to do so, without having obtained written approval from Caltech, except as may be required by governmental law, rule or regulation.

  11.2
  Caltech agrees that it shall not use the name of Stanford, or the Board of Trustees of the Leland Stanford Junior University, in any advertising or publicity material, or make any form of representation or statement which would constitute an express or implied endorsement by Stanford of any Licensed Product, and that it shall not authorize others to do so, without having obtained written approval from Stanford, except as may be required by governmental law, rule or regulation.

12.   GOVERNING LAW

  12.1
  This Agreement will be governed by and interpreted, and its performance enforced, in accordance with California law, excluding any choice of rules that would direct the application of the laws of another jurisdiction, except that the scope and validity of any patent application or patent will be governed and enforced by the laws of the applicable country of the patent application or patent.

  12.2
  The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

6

13.   RECORDS AND REPORTS

  13.1
  Caltech shall keep complete, true and accurate accounts of all License Expenses and of all Net Income received by it from each licensee of the Patent Rights and shall permit Stanford to examine its books and records in order to verify the payments due or owed under this Agreement.

  13.2
  Upon request by Stanford, Caltech shall submit to Stanford an annual report setting forth the status of all patent prosecution, commercial development and licensing activity relating to the Patent Rights for the preceding year.

14.   COMPLETE AGREEMENT

  14.1
  This Agreement sets forth the complete agreement of the parties concerning the subject matter hereof. No waiver of or change in any of the terms hereof subsequent to the execution hereof claimed to have been made by any representative of either party shall have any force or effect unless in writing, signed by duly authorized representatives of the parties.

  14.2
  [***] is an intended third-party beneficiary of Articles 1, 3, 8, and Paragraph 10.2 of this Agreement to the extent [***] will own technology or intellectual property developed by [***] or his laboratory on or after January 16, 2006 and wishes to confirm that such items developed after March 1, 2006 are not covered by this Agreement or the transactions contemplated hereby.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed:

CALIFORNIA INSTITUTE OF TECHNOLOGY (Caltech)
Date:	7/31/06	By:	/s/ Frederic Farina
		Name:	Frederic Farina
		Title:	Asst VP, Office of Technology Transfer
Date:	Aug. 7, 2006	THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (Stanford)
		By:	/s/ Katharine Ku
		Name:	KATHARINE KU
		Title:	DIRECTOR TECHNOLOGY LICENSING

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

7

Exhibit A
Licensed Patent Rights

[***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

8

        CIT-4415

INTER-INSTITUTIONAL AGREEMENT

        This Inter-Institutional Agreement ("Agreement") is made and entered into this xxth day of July, 2006 ("Effective Date") by and between CALIFORNIA INSTITUTE OF TECHNOLOGY ("Caltech"), a corporation duly organized and existing under the laws of California and having its principal office at 1200 East California Boulevard, Pasadena, California 91125, and THE UNIVERSITY OF CHICAGO, an institution of higher education having powers under the laws of the State of Illinois and having its principal office at 5555 South Woodlawn Avenue, Chicago IL, 60637.

RECITALS

        WHEREAS, [***]

        WHEREAS, The University of Chicago wishes Caltech to represent The University of Chicago's interests in the filing, prosecution and maintenance of all patents covering inventions described in Patent Rights; and

        WHEREAS, The University of Chicago wishes Caltech to represent The University of Chicago's interests in licensing of the Patent Rights; and

        WHEREAS, The University of Chicago and Caltech want the inventions described in Patent Rights to be patented and licensed to the fullest extent so the commercial products and other benefits from licensing it can be enjoyed by the general public;

        The parties agree as follows:

1.     DEFINITIONS

  1.1
  "Patent(s)" means rights under all domestic and foreign patents and patent applications listed in Exhibit A attached hereto and all patents and patent applications that describe and claim inventions set forth in the invention disclosures listed on Exhibit A; and patents which issue on the applications listed in Exhibit A or any applications that claim inventions set forth in the invention disclosures set for on Exhibit A; all reissues, reexaminations, renewals, extensions, divisionals, and continuations of the foregoing patents and patent applications; and any foreign counterparts and any other forms of protection directed to the inventions described and claimed in the patents or patents or patent applications and inventions disclosures listed in Exhibit A.

  1.2
  "Patent Rights" means worldwide rights to the inventions described and claimed in the patent applications listed in Exhibit A; reissues, reexaminations, renewals, extensions, divisionals, and continuations of the foregoing; and any foreign counterparts and any other forms of protection directed to the inventions described and claimed in the patent applications listed in Exhibit A.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

  1.3
  "Technology" means all proprietary information, know-how, procedures, methods, prototypes, designs, technical data and reports listed in Exhibit A that were in existence on or prior to March 1, 2006 and are necessary or useful in the development of Licensed Products and which relate to the Licensed Products, but which are not the subject of the Patent Rights. Subject to the foregoing, inventions which (i) are described and claimed in the applications for patents listed in Exhibit A and (ii) are not claimed in an issued patent included in the Licensed Patent Rights shall be considered to be Technology.

  1.4
  "Net Income" means royalties and fees and any other consideration, including but not limited to equity, received from licensing of Patent Rights less, where applicable, any out-of-pocket expenses of the parties associated with Patent Rights or the License Agreement.

  1.5
  "Licensee" means any party to a License Agreement with Caltech.

  1.6
  "License Agreement" means any agreement entered into by Caltech on behalf of both The University of Chicago and Caltech that grants Licensee the right to make, use, offer to sell and/or sell products or services covered by Patent Rights, or any agreement granting an option for such a license.

  1.7
  "Inventors" means [***], either together or individually.

  1.8
  "Patent Prosecution" means the preparation, filing, prosecution, maintenance and/or defense of Patent(s).

  1.9
  "License Expenses" means all reasonable, out-of-pocket expenses incurred by Caltech related to Patent Prosecution.

2.     PATENT PROSECUTION AND PROTECTION

  2.1
  Caltech may file patent applications covering the Patent Rights and will provide to The University of Chicago all serial numbers and filing dates, together with copies of all the applications, including copies of all office actions, responses and all other communications from the U.S. Patent and Trademark Office.

  2.2
  Caltech will, after consulting with The University of Chicago, and if necessary after consulting with Licensee, make an election whether, when, and in which countries, it wishes to file foreign patent applications. Caltech will notify The University of Chicago in writing, of its election regarding foreign filing. If foreign patent applications are filed, Caltech will provide to The University of Chicago copies of foreign patent applications and patent office actions as The University of Chicago may request in the course of prosecution.

  2.3
  Caltech will record assignments of domestic Patent Rights in the United States Patent and Trademark Office and will provide The University of Chicago with a photocopy of each recorded assignment. The University of Chicago inventors will assign to The University of Chicago and Caltech inventors will assign to Caltech.

  2.4
  Notwithstanding any other provision of this Agreement, Caltech will not abandon the prosecution of any patent application (except for purposes of filing continuation applications) or the maintenance of any Patent Rights without prior written notice to The University of Chicago in which case The University of Chicago may assume responsibility of the same.

  2.5
  Caltech will promptly provide The University of Chicago with copies of all patents issued under Patent Rights.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

  2.6
  Caltech will invoice The University of Chicago for reimbursement of one-third of the unreimbursed costs of filing and prosecuting Patent Rights during the term of this Agreement, or, in the event a Licensee is to pay for Patent Prosecution, Caltech will invoice the Licensee for all the costs of filing and prosecution Patent Rights. Invoices of costs will be due 60 days from receipt.

3.     LICENSING

  3.1
  The University of Chicago grants to Caltech the exclusive right to negotiate, execute, and administer any License Agreement covering Patent Rights, subject to the terms of this Agreement. The University of Chicago will not license Patent Rights unless this Agreement is terminated and there is no License Agreement in effect or in negotiation, in accordance with Article 9 (Termination).

  3.2
  Caltech will diligently seek Licensee(s) for the commercial development of Patent Rights and will administer the License Agreement for the mutual benefit of the parties to this Agreement and in the public interest.

  3.3
  Caltech will have the final authority to enter into negotiations and execute License Agreement(s), subject to the terms of this Agreement. Caltech will provide The University of Chicago with copies of any License Agreement issued. The University of Chicago will keep these documents and related documentation confidential in accordance with Article 8 (Confidentiality), except that The University of Chicago may disclose the existence of any License Agreement and may report royalties in aggregate.

  3.4
  The University of Chicago and Caltech retain the right, on behalf of themselves and all other non-profit academic research institutions, to practice the Patent Rights and use Technology for any non-profit purpose, including sponsored research and collaborations. Caltech will ensure that Licensee agrees that Licensee has no right to enforce the Patent Rights against any such institution. The University of Chicago, Caltech, and any such other institution have the right to publish any information included in the Technology or Patent Rights. Any exclusive or field exclusive license agreement entered into for said Patent Rights will include this provision of Paragraph 3.4.

  3.5
  Licenses will disclaim all warranties as to the efficacy or noninfringement of the Patent Rights or Technology, and licenses will require Licensee to defend and indemnify The University of Chicago and Caltech from all liabilities and will require Licensee to include The University of Chicago and Caltech under its insurance. In addition, each License Agreement (or option to negotiate a License Agreement) shall not commit any rights in intellectual property developed by [***] or his laboratory after March 1, 2006.

  3.6
  This Agreement does not create an agency relationship between the parties.

4.     FINANCIAL TERMS

  4.1
  For as long as this Agreement is in effect, Caltech will pay The University of Chicago [***] under this Agreement to be paid [***].

  4.2
  During the life of this Agreement, Caltech and The University of Chicago will be solely responsible for calculating and distributing to its respective inventors named on any patent applications or patents contained in Patent Rights their share of Net Income in accordance with its own policy.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

5.     PATENT INFRINGEMENT

  5.1
  If Caltech or The University of Chicago or an exclusive Licensee learns of the substantial infringement of any Patent Rights under this Agreement, then the party who learns of the infringement will promptly call attention to the infringement in writing to the other parties and provide the other parties with reasonable evidence of the infringement.

  5.2
  Each party will cooperate with the other in litigation proceedings instituted under this Agreement but at the expense of the party or parties bringing the suit. This litigation (including settlement) will be controlled by the party initiating litigation. Monetary awards resulting from the litigation or any settlement thereof will be first used to reimburse the participating parties for the cost of such action. Then to reimburse Caltech and The University of Chicago for any Net Income owed in the form of royalties, and any remainder to the party initiating the action, or in the event of multiple parties joining the action, in proportion to the expense borne by each party joining the action.

6.     COMPLIANCE

  6.1
  Caltech and Licensee(s) shall comply with the rights of the U.S. Government under Title 35, United States Code, Section 200 et seq.

7      NOTICE

  7.1
  Any notice or payment required to be given to either party shall be addressed as follows:

  CALTECH:
  Office of Technology Transfer
  California Institute of Technology
  1200 East California Boulevard (M/C 210-85)
  Pasadena, California 91125
  FAX No. (626) 365-2486

  THE UNIVERSITY OF CHICAGO:
  University of Chicago Office of Technology and Intellectual Property
  5555 South Woodlawn Avenue, Suite 300
  Chicago, Illinois 60637
  Phone 773-702-1692
  FAX 773-702-0741
  Attention: Director of Technology Transfer

  Either party may notify the other in writing of a change of address or FAX number, in which event any subsequent communication relative to this Agreement shall be sent to the last said notified address or number. All notices and communications relating to this Agreement will be deemed to have been given when received.

8.     CONFIDENTIALITY

  8.1
  If either party discloses confidential information to the other party, the disclosing party will designate this information as confidential by appropriate written legend or instruction, and the receiving party will:

  8.1(a)
  Use the same degree of care to maintain the secrecy of the confidential information as it uses to maintain the secrecy of its own information of like kind; and

  8.1(b)
  Use the confidential information only to accomplish the purposes of this Agreement.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

  8.2
  Neither party will disclose confidential information received from the other party except to its employees, inventors, customers, distributors and other agents who are bound to its by similar obligations of confidence and only as required to accomplish the purposes of this Agreement.

9.     TERMINATION

  9.1
  If two years have passed from the effective date of this Agreement and no License Agreement is in effect or has been agreed upon in writing, including all material financial terms, either party may terminate this Agreement for any reason upon at least 60 days' written notice to the other party, but in any event, not less than 60 days prior to the date on which responses to any pending office actions need to be taken to preserve Patent Rights.

  9.2
  Termination of this Agreement will not relieve either party of any obligation or liability accrued under this Agreement before termination or rescind any payments made or due before termination.

  9.3
  Termination of the Agreement will not affect any License Agreement granted under this Agreement; any License Agreement granted prior to termination will continue in full force and effect.

10.   LIFE OF THE AGREEMENT

  10.1
  This Agreement is effective from the Effective Date and will remain in effect for the life of the last-to-expire patent under Patent Rights, or in the event no patent contained in Patent Rights issues or such patents or patent applications are abandoned, for a period of 17 years from the effective date of this Agreement, unless otherwise terminated by operation of law or by acts of the parties in accordance with the terms of this Agreement.

  10.2
  Any termination of this Agreement will not affect the rights and obligations set forth in the following Articles:

  8.
  Confidentiality

  9.
  Termination

  10.
  Life of the Agreement

  11.
  Use of Names

  13.
  Records and Reports

11.   USE OF NAMES

  11.1
  The University of Chicago agrees that it shall not use the name of Caltech, or California Institute of Technology, in any advertising or publicity material, or make any form of representation or statement which would constitute an express or implied endorsement by Caltech of any Licensed Product, and that it shall not authorize others to do so, without having obtained written approval from Caltech, except as may be required by governmental law, rule or regulation. How about the following as a replacement: "Neither Party may use the name of the other Party in any way for advertising or publicity without the express written consent of the other Party, provided, however, that Caltech has the right to use the name of The University of Chicago within the context of a License Agreement" ?

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

12.   GOVERNING LAW

  12.1
  This Agreement will be governed by and interpreted, and its performance enforced, in accordance with California law, excluding any choice of rules that would direct the application of the laws of another jurisdiction, except that the scope and validity of any patent application or patent will be governed and enforced by the laws of the applicable country of the patent application or patent.

  12.2
  The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

13.   RECORDS AND REPORTS

  13.1
  Caltech shall keep complete, true and accurate accounts of all License Expenses and of all Net Income received by it from each licensee of the Patent Rights and shall permit The University of Chicago to examine its books and records in order to verify the payments due or owed under this Agreement.

  13.2
  Upon request by The University of Chicago, Caltech shall submit to The University of Chicago an annual report setting forth the status of all patent prosecution, commercial development and licensing activity relating to the Patent Rights for the preceding year.

14.   INDEMNIFICATION

  14.1
  Each party shall indemnify and hold harmless the other party and its officers, directors, trustees, inventors, employees, students and agents, against any and all claims, suits, losses, damages, costs, fees and expenses resulting from licensing of the Inventions to Licensees, including but not limited to any damages, losses or liabilities with respect to death or injury to any person and damage to any property arising from either party's or any Licensee's negligence, willful misconduct or breach of any provision of this Agreement. This indemnification clause shall survive the termination of this Agreement.

15.   COMPLETE AGREEMENT

  14.1
  This Agreement sets forth the complete agreement of the parties concerning the subject matter hereof. No waiver of or change in any of the terms hereof subsequent to the execution hereof claimed to have been made by any representative of either party shall have any force or effect unless in writing, signed by duly authorized representatives of the parties.

  14.2
  [***] is an intended third-party beneficiary of Articles 1, 3, 8, and Paragraph 10.2 of this Agreement to the extent [***] will own technology or intellectual property developed by [***] or his laboratory on or after January 16, 2006 and wishes to confirm that such items developed after March 1, 2006 are not covered by this Agreement or the transactions contemplated hereby.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed:

CALIFORNIA INSTITUTE OF TECHNOLOGY (Caltech)
Date:	By:
	Name:	Frederic Farina
	Title:	Asst VP, Office of Technology Transfer
Date:	THE UNIVERSITY OF CHICAGO
By:
	Name:	Alan Thomas
	Title:	Director of Technology Transfer, UCTech

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Exhibit A

Licensed Patent Rights

        [***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

QuickLinks

  Exhibit 10.12
INTER-INSTITUTIONAL AGREEMENT
RECITALS
INTER-INSTITUTIONAL AGREEMENT
RECITALS
Exhibit A Licensed Patent Rights